Exhibit 99.1

Grove Collaborative Announces $15M PIPE Investment from Volition Capital

SAN FRANCISCO – September 23 – Grove Collaborative Holdings, Inc. (NYSE: GROV) (“Grove” or the “Company”), the world’s first plastic neutral retailer, a leading sustainable consumer products company, certified B Corporation, and Public Benefit Corporation, today announced a $15 million investment from Volition Capital (“Volition”), a leading growth equity firm.

Volition previously invested $10 million in Grove by purchasing Series A Convertible Preferred Stock in August of 2023, bringing their total investment in the Company to $25 million. The investment was led by Larry Cheng, managing partner and co-founder of Volition and a member of Grove’s Board of Directors. Mr. Cheng most notably led Volition’s early investment in online pet supply retailer, Chewy, and also serves on several other boards, including the Board of Directors at GameStop.

Notably, with a portion of this investment and its cash on hand, Grove plans to pay off the remaining $30 million of its outstanding term debt facility. The Company has agreed to use at least $10 million of the proceeds for this purpose by November 30, 2024. The Company previously paid off $42 million of its term debt facility in July of this year. Grove’s remaining cash and cash equivalents as of June 30, pro forma for the $42 million July repayment, would be approximately $40.6 million. After full repayment of the term loan, Grove’s only remaining debt would be $7.5 million under its asset based loan facility.

In connection with the investment from Volition, Volition’s forfeiture and termination of all existing warrants to purchase, in the aggregate, 1,600,683 shares of Grove’s Class A Common Stock, and Volition’s agreement to modify certain terms of the Company’s existing Series A Convertible Preferred Stock, Grove issued Volition 15,000 shares of Grove's Series A' Convertible Preferred Stock. The Series A' Convertible Preferred Stock is initially convertible into 7,760,761 shares of Grove’s Class A common stock based on an initial conversion price of $1.9328 per share, which represents a 45% premium to the 30-day trailing VWAP of Grove's Class A common stock on the days preceding the signing of definitive documents for the financing. Mr. Cheng will continue to serve on the Company’s board of directors. More details can be found in the Current Report on Form 8-K to be filed by the Company with the Securities and Exchange Commission on September 23, 2024.

“I’m thrilled to announce this $15 million investment from Volition Capital and, specifically, Mr. Cheng, a reputable investor and current member of our board of directors, reinforcing his confidence in Grove Collaborative’s strategy and mission,” said Jeff Yurcisin, CEO of Grove Collaborative. “This investment is designed to allow us to become term debt free, which is a key next step in our Company’s turnaround — after most recently delivering four consecutive positive-adjusted EBITDA quarters while forecasting sequential revenue growth in the fourth quarter of this year. Our strategy to become the platform for conscientious consumers to purchase planet-friendly and wallet-friendly products is more relevant than ever and I’m excited to continue our focus on creating shareholder value.”
“This investment is driven by my belief that the Grove management team has done an excellent job executing on the fundamentals of the business. The company has made major strides in profitability and has been Adjusted EBITDA positive for the preceding four consecutive quarters. With our investment and the planned pay off of the remainder of the term debt, the balance sheet will be stronger. And I believe the pieces are in place to enable a return to top line revenue growth in the coming quarters," said Cheng. "All of this has been accomplished while substantially improving Grove’s offering to better and more consistently delight customers."
At Volition, Mr. Cheng focuses on Internet and consumer investing. Mr. Cheng currently sits on the boards of Arteza, Burst Oral Care, GameStop, Mozaic Payments, Recycle Track Systems (RTS), Rounds, Screenverse, Sensible Care, Super73 and US Mobile. He also led investments in Chewy, Connatix, Cortera, Dragonfly Commerce, Globaltranz, Mindshift Technologies, OpenNetwork Technologies, Prosper Marketplace, Stylesight, Verid and Ximian. Prior to founding Volition, Mr. Cheng also worked at Fidelity Ventures, Battery Ventures, Bessemer Venture Partners and Corporate Decision, Inc.

About Grove Collaborative Holdings, Inc.

Grove Collaborative Holdings, Inc. (NYSE: GROV) is the one-stop online destination for sustainable everyday essentials. Driven by the belief that changing the world starts with what you bring into your home, Grove creates and curates household cleaning, personal care, health and wellness, laundry, clean beauty, baby, and pet care products from over 240 brands that help you Go Beyond Plastic. Everything Grove sells meets a higher standard — from ingredients to performance to packaging and environmental impact — so you get a great value without compromising your values. With Grove, you can see, track, and celebrate your sustainable choices. Be a force of nature at Grove.com.

About Volition Capital
Volition Capital is a Boston-based growth equity firm that principally invests in high-growth, founder-owned companies across the software, Internet, and consumer sectors. Founded in 2010, Volition has over $1.7 billion in assets under management and has invested in and/or provided sub-advisory advice to more than 50 companies in the United States and Canada. The firm selectively partners with founders to help them achieve their fullest aspirations for their businesses. For more information, visit http://www.volitioncapital.com.

Caution Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about repayment of the $30 million outstanding under the Company’s term debt facility and the Company’s remaining debt thereafter, sequential revenue growth in future quarters, including in the fourth quarter of this year, and expansion of the market for sustainable goods. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on our current expectations and beliefs made by our management in light of their experience and their perception of historical trends, current conditions and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including changes in domestic and foreign business, consumer discretionary spending, market, financial, political and legal conditions; risks relating to the uncertainty of the projected financial information with respect to Grove; risks relating to changes in Grove’s platform, Grove’s ability to successfully expand its business; competition; risks related to advertising inaccuracies or product mislabeling that may have an adverse effect on our business by exposing us to lawsuits, product recalls or regulatory enforcement actions; risks relating to inflation and rising interest rates; and those factors discussed in documents of Grove filed, or to be filed, with the U.S. Securities and Exchange Commission (the “SEC”). Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. All forward-looking statements in this press release are made as of the date hereof, based on information available to Grove as of the date hereof, and Grove assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Investor Relations Contact
ir@grove.co

Media Relations Contact
Ryan.Zimmerman@grove.co